SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                Date of Report (Date of earliest event
                       reported) July 30, 1997.

              INTERNATIONAL BUSINESS MACHINES CORPORATION

        (Exact name of registrant as specified in its charter)


                                 1-2360               13-0871985
       New York            (Commission File       (I.R.S. Employer
(State of Incorporation         Number)          Identification No.)

   Armonk, New York             10504


(Address of principal         (Zip Code)
executive offices)

   Registrant's telephone number, including area code: 914-765-1900





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Item 7. Financial Information, Pro Forma Financial Information and
        Exhibits.

     This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-21073 on Form S-3, effective March 6, 1997, the documents included as Exhibits 1 and 2 hereto, relating to $3,000,000,000 aggregate principal amount of debt securities of the Registrant.

       The following exhibits are hereby filed with this report:


               Exhibit
               Number              Description


               (1)        Underwriting Agreement dated July 30,
                          1997, among International Business
                          Machines Corporation, Morgan Stanley &
                          Co. Incorporated, Bear, Stearns & Co. Inc.,
                          Goldman, Sachs & Co., Lehman Brothers
                          Inc., Merrill Lynch, Pierce, Fenner &
                          Smith Incorporated and Salomon Brothers
                          Inc.

               (2)        Form of 6.45% Note due 2007.


               (3)        Form of 6.22% Debenture due 2027.










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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              INTERNATIONAL BUSINESS MACHINES CORPORATION
                                (Registrant)


              By:    /s/ Janet Andersen
                     Name:  Janet Andersen
                     Title: Assistant Treasurer


Date:  August 1, 1997.


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                             Exhibit Index


                                     Page in
                                   Sequentially
Exhibit                              Numbered
Number          Description            Copy


(1)       Underwriting Agreement dated
          July 30, 1997, among International
          Business Machines Corporation,
          Morgan Stanley & Co.
          Incorporated, Bear, Stearns & Co.
          Inc., Goldman, Sachs & Co.,
          Lehman Brothers Inc., Merrill
          Lynch, Pierce, Fenner & Smith
          Incorporated and Salomon Brothers
          Inc.

(2)       Form of 6.45% Note due 2007.


(3)-      Form of 6.22% Debenture due 2027.